                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31, 2008

Date of reporting period: DECEMBER 31, 2008

Item 1. Report to Shareholders

ANNUAL REPORT
DECEMBER 31, 2008

Worldwide Insurance Trust
WORLDWIDE BOND FUND

The information contained in the enclosed shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of December 31, 2008.

Dear Shareholder:

The Initial Class shares of the Van Eck Worldwide Bond Fund gained 3.61% for the twelve months ended December 31, 2008. The Fund underperformed its benchmark S&P/Citigroup World Government Bond (WGBI) Index1, which returned 10.89% in U.S. dollar terms (8.90% in local currency terms).

The Fund’s underperformance was due primarily to its underweight to Japan relative to the benchmark. Japan was the best-performing constituent in the WGBI during the annual period, with a return of 27.82% in U.S. dollar terms (3.72% in yen terms). In addition, the Fund’s Canadian dollar and New Zealand dollar overweights also hurt relative performance given the weakness of these currencies during the twelve month period. The Canadian dollar declined 18.08% relative to the U.S. dollar and the New Zealand dollar fell 24.37% relative to the U.S. dollar. To a lesser extent, the Fund’s overweighted exposure to the U.K. currency also detracted from relative results. Given the weakness of the British pound sterling, the U.K. was the worst-performing constituent in the WGBI during the annual period, declining 17.96% in U.S. dollar terms (+13.59% in pound sterling terms). Still, the Fund generated positive absolute returns as global government bonds were one of the few asset classes to gain ground during the annual period. The Fund’s low exposure to the corporate bond market, which virtually collapsed during the annual period, demonstrated the long-term value of the Fund’s strategy. From a longer-term perspective, the Fund has returned 5.08% and 5.08% annually over the last five and ten years respectively.

Market and Economic Review

Dominating performance in the global bond markets during the year were several key factors. First, the severe credit crunch led to the unwinding of carry trades. A currency “carry trade” is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the proceeds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates, which can often be substantial, depending on the amount of leverage the investor chooses to use.

As a consequence of global deleveraging and the unwinding of the carry trade, the Japanese yen strengthened against the other world currencies during the annual period, outperforming all other major currencies by a wide margin. The yen strengthened relative to the U.S. dollar by 23.29% over the 12 months ended December 31, 2008. The next best-performing currency was the Swiss franc, which appreciated relative to the U.S. dollar by 6.06%, followed by the Singapore dollar, which gained just 0.70% relative to the U.S. dollar. All other major world currencies weakened relative to the U.S. dollar during the annual period. Investors often borrow yen to fund investments in higher-yield currencies. When those currencies weaken and investors reverse their positions, they are forced to buy back the yen thus raising its value.

On a related note, turmoil in the world’s financial markets and concerns about a global recession drove investors away from high-yielding currencies such as the British pound and the dollar-bloc currencies. As a result, lower-yielding currencies like the yen surged in value, considered by many investors to be a safe haven. Indeed, Japan’s yen was the primary currency to benefit from the market’s aversion to risk. The British pound, the Australian dollar, the Canadian dollar and the New Zealand dollar weakened relative to the U.S. dollar during the annual period by 26.48%, 19.70%, 18.08% and 24.37%, respectively. One of the major downsides of the yen’s sharp rise was that Japan’s export-driven economy was hurt when profits from goods sold overseas were converted back into yen.

The other major factor that impacted the global bond markets was the collapse of global economic activity in the fourth quarter of 2008. Real U.S. Gross Domestic Product (“GDP”), which had increased 0.9% in the first quarter of 2008 and 2.8% in the second quarter, decreased at an annualized rate of 0.5% in the third quarter of 2008. Fourth quarter U.S. GDP is expected to come in at about an annualized rate of -5.0%. A sharp downturn in personal consumption expenditures, a deceleration in exports, rising unemployment, dropping factory orders, a shrinking service sector and the specter of a complete collapse of the global financial system were just some of the factors that contributed to the reality of a U.S.-led global recession. Interestingly, with the precipitous decline in energy prices, the concerns about inflation that dominated the first half of the year virtually disappeared during the second half.

In Japan, real GDP went from a 2.4% gain in the first quarter of 2008 to figures of -3.7% and -1.8% in the subsequent two quarters. Fourth quarter GDP for Japan is anticipated to contract by about 1.0%. For the Eurozone, the picture is similar. Following a GDP advance of 2.8% in the first quarter, the Eurozone’s GDP contracted by annualized rates of 0.8% in both the second and third quarters. Preliminary estimates for fourth quarter Eurozone GDP range from -0.6% to -1.0%. During these last months of the year, governments worldwide began to intervene with rescue packages for their own financial institutions.

Finally, as a result of the global economic downturn, there was a widespread flight to quality. Thus, global government bond yields ended 2008 at or near their lows for the year and credit spreads widened to historic levels. The 10-year U.S. Treasury yield began the year with a yield of 4.03% and ended the year with a yield of 2.21%. Similarly, the yield on the 10-year German government bond stood at 4.31% on December 31,

2007 and at 2.95% on December 31, 2008. The Japanese 10-year sovereign bond decreased from 1.51% at the start of the year to 1.17% at the end of the year. The yield on the 10-year Canadian government bond started 2008 at 3.99% and ended 2008 at 2.68%. The U.K. 10-year sovereign bond began the year with a yield of 4.51% and ended the year with a yield of 3.02%.

Fund Review

Throughout 2008, the Fund maintained an overweight position to U.S. currency, at the expense of the yen. Although our yen underweight had worked well in prior years, it proved a disadvantage since the onset of the credit market turmoil as the yen strengthened significantly relative to the U.S. dollar during the annual period.

The Fund began the year with a 25.5% allocation to the U.S. fixed income market and ended the year with a 19.8% allocation. U.S. bonds, as measured by the Citigroup U.S. Government Bond Index2, returned 13.89% during the twelve months, outpacing the WGBI. U.S. Treasuries were the beneficiary of a classic flight to quality that seized the bond market with enhanced vigor, especially as risk aversion reached new heights with worsening economic conditions during the second half of the year. The U.S. Treasury market was the third best performer among the world bond markets for the annual period, following only Japan and Switzerland.

In terms of the European bond markets, the Fund remained modestly overweight currency exposure and underweight duration exposure relative to the WGBI throughout 2008. However, European bonds, as measured by the Citigroup European Government Bond Index (EGBI)2, performed relatively well, generating a positive return of 3.96% in U.S. dollar terms (9.35% in euro terms). Thus a larger allocation to European bonds would have benefited the Fund, particularly during the first half of the year when the U.S. dollar was falling. The Fund’s allocation to Eurozone bonds increased modestly during the second half, shifting from an allocation of approximately 39% to approximately 44%. The Fund’s allocation to Eurozone bonds was represented by the Fund’s bond holdings in Germany, Spain, France, the Netherlands, Italy and Belgium. German bonds represented the largest portion at 13.8% of the Fund’s net assets as of December 31, 2008.† We also moved from a relatively neutral position in the euro to an overweighted position during the second half of the year. This strategy may have been a bit premature, as the euro depreciated 4.23% relative to the U.S. dollar during the annual period as a whole.

The Fund was underweight U.K. duration exposure and overweight U.K. currency exposure throughout the twelve-month period. Since the British pound sterling weakened significantly relative to the U.S. dollar during the year, the U.K. market, as mentioned above, was the worst performing constituent in the benchmark index during the annual period, with a return of -17.96% in U.S. dollar terms. This detracted from the Fund’s results on an absolute basis and relative to the Index. The Fund began the year with an 8.7% weighting in the U.K. bond market and ended with a 7.3% allocation.

Although it definitely boosted results in 2007, the Fund’s higher allocation to the dollar bloc bond markets relative to the WGBI in terms of both duration and currency was a major driver of relative underperformance in 2008. The Fund maintained an overweighted allocation to the bond markets of Canada (7.3% of Fund net assets†) and New Zealand (5.8% of Fund net assets†), while maintaining no exposure to the Australian bond market. The Canadian and New Zealand markets performed poorly in U.S. dollar terms (down 10.46% and 10.66%, respectively), and so the Fund’s overweighted positions detracted from its results. However, the Fund had no exposure to the Australian bond market, which also generated negative results (down 4.56% in U.S. dollar terms†).

Finally, the Fund’s exposure to Japanese yen-denominated bonds remained significantly underweighted relative to WGBI in terms of both duration and currency for the year. As mentioned above, this underexposure detracted most from the Fund’s relative results during the annual period, given that the yen was by far the strongest performing currency. At the end of December, the Fund had a 13.6% weighting in Japanese yen-denominated bonds, nearly equally divided between an Austrian corporate bond and a U.S. corporate bond (6.8% and 6.8% of Fund net assets, respectively†).

* * *

At the end of December, we believed the deleveraging process that started in 2008 had further to run, making a global recession all but unavoidable. While a weak economy and deflation fears will likely dominate for the near term, forceful and unconventional policy intervention lowers the risk, in our view, of repeating an experience similar to that of Japan’s in the early 1990s. We believe the strength of the Japanese yen will be a drag on Japanese economic growth and we see further downside revisions over the short term. In Europe, we expect monetary policy to play catch up with that of the U.S and policy rates to be lower for longer as European central bankers find themselves “behind the curve” in this environment of collapsing economic activity. We also expect government-backed issuance from financial institutions to remain heavy in Europe. However, the initial reluctance of both the European Central Bank and key European governments to act increases the short-term downside risks to the Eurozone economy. As for the U.S., the Fed’s adoption of a near-zero interest rate policy combined with a relatively more aggressive expected fiscal expansion in the U.S. was a driver of the July through November rally in the U.S. dollar.

At this writing, we continue to believe that the Fund’s emphasis on higher-quality bonds chosen from a variety of the world’s markets will continue to help weather the ongoing domestic and global economic storm. We continue to believe as well that broadly speaking, fixed-income investors will continue to favor higher-quality credits. Given the Fund’s focus on higher-grade government bonds (76.3% rated AAA and 18.8% rated AA at yearend), we believe that the Fund is well positioned to withstand both continued volatility and the after-shocks of credit market turmoil.

As evidenced by the Fund’s positive absolute returns during the annual period ended December 31, 2008, we continue to believe that asset allocation can play a crucial role in successful portfolio planning, particularly during uncertain economic times. Since high-quality bond markets move in different cycles with varying supply/demand characteristics, global bonds can add balance to a diversified fixed income strategy. The Fund invests primarily in high-quality debt instruments of bond markets worldwide, with heavy emphasis on government bonds of developed nations.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to risks associated with investments in debt securities, debt securities rated below investment grade, common stocks, convertible securities, derivatives, asset-backed securities, CMOs and to risks associated with investments in other investment companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is also subject to non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in the Van Eck Worldwide Bond Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron January 23, 2009	Gregory F. Krenzer

† All Fund assets referenced are Total Net Assets as of December 31, 2008.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Net asset value (“NAV”) returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The S&P/Citigroup World Government Bond Index (WGBI) is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.
[2]	All country and regional bond market returns are Citigroup Government Bond Indices.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

†	Includes 6.8% allocation to Japanese yen-denominated Corporate Bonds.
*	Percentage of net assets.
**	Percentage of investments.
Portfolio subject to change.

EXPLANATION OF EXPENSES
(unaudited)

Hypothetical $1,000 investment at beginning of period
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 to December 31, 2008.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008- December 31, 2008

Initial Class	Actual	$1,000.00	$995.70	$5.47
	Hypothetical**	$1,000.00	$1,019.66	$5.53

Class R1	Actual	$1,000.00	$996.50	$5.47
	Hypothetical**	$1,000.00	$1,019.66	$5.53

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2008) of 1.09% for the Initial Class Shares and 1.09% for the Class R1 Shares and multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

PERFORMANCE COMPARISON
(unaudited)

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Bond Fund made ten years ago (Initial Class) and at inception (Class R1) with a similar investment in the S&P/Citigroup World Government Bond Index.

Van Eck Worldwide Bond Fund (Initial Class)
S&P/Citigroup World Gov’t Bond Index

Average Annual Total Return 12/31/08	1 Year	5 Year	10 Year

Van Eck Worldwide Bond Fund (Initial Class)[1]	3.61%	5.08%	5.08%

S&P/Citigroup World Gov’t Bond Index	10.89%	6.05%	5.90%

Van Eck Worldwide Bond Fund (Class R1)
S&P/Citigroup World Gov’t Bond Index

Average Annual Total Return 12/31/08	1 Year	Since Inception

Van Eck Worldwide Bond Fund (Class R1)[1]	3.70%	6.19%

S&P/Citigroup World Gov’t Bond Index	10.89%	7.08%

[1]

Inception date for the Van Eck Worldwide Bond Fund was 9/1/89 (Initial Class) and 5/1/04 (Class R1); index return for the Class R1 performance comparison is calculated as of nearest month end (4/30/04).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P/Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

SCHEDULE OF INVESTMENTS
December 31, 2008

Principal Amount		Value

BONDS AND NOTES: 97.4%
Austria: 6.8%
JPY 300,000,000	Oester Kontroll Bank Bond 1.80%, 3/22/10	$3,355,486

Belgium: 5.1%
EUR 1,800,000	Belgium Kingdom Bond 4.00%, 3/28/17	2,552,403

Canada: 7.3%
CAD 4,000,000	Canadian Government Bond 6.00%, 6/1/11	3,606,999

France: 5.5%
EUR 1,900,000	French Treasury Note 3.75%, 4/25/17	2,730,669

Germany: 13.8%
	Bundesrepublik Deutschland Bonds
EUR 1,500,000	4.50%, 7/4/09	2,110,814
EUR 3,000,000	4.75%, 7/4/28	4,743,601

		6,854,415

Italy: 5.2%
EUR 1,800,000	Italian Government Bond 5.00%, 2/1/12	2,606,846

Netherlands: 5.5%
EUR 1,900,000	Netherlands Government Bond 4.00%, 7/15/16	2,745,192

New Zealand: 5.8%
NZD 4,500,000	New Zealand Government Bond 6.50%, 4/15/13	2,858,792

Spain: 8.5%
EUR 3,000,000	Spanish Government Bond 4.00%, 1/31/10	4,240,969

United Kingdom: 7.3%
GBP 2,400,000	Great Britain Government Bond 4.25%, 3/7/11	3,631,137

United States: 26.6%
$1,000,000	Caterpillar Inc. 7.90%, 12/15/18	1,153,188
JPY 300,000,000	KFW International Finance, Inc. Bond 1.75%, 3/23/10	3,356,426
	U.S. Treasury Notes/Bonds:
$2,500,000	5.50%, 5/15/09	2,549,610
3,000,000	4.00%, 3/15/10	3,136,407
2,000,000	6.625%, 2/15/27	2,991,564

		13,187,195

Total Bonds and Notes (Cost: $40,058,969)		48,370,103

See Notes to Financial Statements

Number of Shares		Value

MONEY MARKET FUND: 2.1% (Cost: $1,052,033)
United States: 2.1%
1,052,033	AIM Treasury Portfolio - Institutional Class	$1,052,033

Total Investments: 99.5% (Cost: $41,111,002)		49,422,136
Other assets less liabilities: 0.5%		249,958

NET ASSETS: 100.0%		$49,672,094

CAD —	Canadian Dollar
EUR —	Euro
GBP —	British Pound
JPY —	Japanese Yen
NZD —	New Zealand Dollar

Summary of Investments By Sector (unaudited)	% of Investments	Value

Foreign Government Bonds	64.4%	$31,827,422
U.S. Government Bonds	17.6	8,677,581
Foreign Banks	13.6	6,711,912
Industrial	2.3	1,153,188
Money Market Fund	2.1	1,052,033

	100.0%	$49,422,136

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investments, at value (Cost $41,111,002)	$49,422,136
Receivables:
Shares of beneficial interest sold	94,073
Interest	776,772
Foreign tax reclaim	12,800

Total assets	50,305,781

Liabilities:
Payables:
Shares of beneficial interest redeemed	536,078
Due to Adviser	34,851
Due to custodian	2,367
Deferred Trustee fees	4,345
Accrued expenses	56,046

Total liabilities	633,687

NET ASSETS	$49,672,094

Initial Class Shares:
Net Assets	$35,199,899

Shares of beneficial interest outstanding	3,055,548

Net asset value, redemption and offering price per share	$11.52

Class R1 Shares:
Net Assets	$14,472,195

Shares of beneficial interest outstanding	1,256,533

Net asset value, redemption and offering price per share	$11.52

Net Assets consist of:
Aggregate paid in capital	$42,944,573
Unrealized appreciation of investments and foreign currency transactions	8,290,678
Undistributed net investment income	1,720,179
Accumulated net realized loss on investments	(3,283,336)

$49,672,094

See Notes to Financial Statements

STATEMENT OF OPERATIONS
Year Ended December 31, 2008

Income:
Interest		$2,288,546
Securities lending income		66,445

Total income		2,354,991

Expenses:
Management fees	$562,624
Transfer agent fees – Initial Class Shares	18,627
Transfer agent fees – Class R1 Shares	15,102
Professional fees	17,054
Custodian fees	15,179
Insurance	15,104
Reports to shareholders	11,508
Trustees’ fees and expenses	3,188
Other	5,522

Total expenses	663,908
Waiver of management fees	(45,037)
Expense offset arising from credits on cash balances maintained with custodian	(19)

Net expenses		618,852

Net investment income		1,736,139

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments		95,197
Net realized gain on foreign currency transactions		16,289
Net change in unrealized appreciation (depreciation) of investments		(493,786)
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities		(45,414)

Net realized and unrealized loss on investments		(427,714)

Net Increase in Net Assets Resulting from Operations		$1,308,425

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2008	2007

Operations:
Net investment income	$1,736,139	$1,706,678
Net realized gain on investments and foreign currency transactions	111,486	2,921,770
Net change in unrealized appreciation (depreciation) of investments and foreign denominated assets and liabilities	(539,200)	206,528

Net increase in net assets resulting from operations	1,308,425	4,834,976

Dividends to shareholders from:
Net investment income
Initial Class Shares	(3,366,977)	(2,370,298)
Class R1 Shares	(1,261,918)	(742,737)

Total dividends	(4,628,895)	(3,113,035)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	20,597,361	7,517,852
Class R1 Shares	7,945,671	4,258,185

	28,543,032	11,776,037

Reinvestment of dividends
Initial Class Shares	3,366,977	2,370,298
Class R1 Shares	1,261,918	742,737

	4,628,895	3,113,035

Cost of shares redeemed
Initial Class Shares	(26,079,556)	(10,472,504)
Class R1 Shares	(8,393,550)	(3,174,507)
Redemption fees	15,707	5,044

	(34,457,399)	(13,641,967)

Net increase (decrease) in net assets resulting from share transactions	(1,285,472)	1,247,105

Total increase (decrease) in net assets	(4,605,942)	2,969,046
Net Assets:
Beginning of year	54,278,036	51,308,990

End of year (including undistributed net investment income of $1,720,179 and $4,596,646, respectively)	$49,672,094	$54,278,036

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized)
Initial Class Shares:
Shares sold	1,768,188	659,565
Shares reinvested	294,316	216,862
Shares redeemed	(2,285,674)	(913,404)

Net decrease	(223,170)	(36,977)

Class R1 Shares:
Shares sold	679,995	365,033
Shares reinvested	110,404	68,079
Shares redeemed	(734,089)	(272,779)

Net increase	56,310	160,333

See Notes to Financial Statements

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FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class Shares

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$12.12	$11.78	$12.03	$13.33	$13.31

Income (Loss) From Investment Operations:
Net Investment Income	0.41	0.41	0.53	0.58	0.64
Net Realized and Unrealized Gain (Loss) on Investments	0.02	0.66	0.20	(0.97)	0.48

Total from Investment Operations	0.43	1.07	0.73	(0.39)	1.12

Less:
Dividends from Net Investment Income	(1.03)	(0.73)	(0.98)	(0.91)	(1.10)

Total Dividends	(1.03)	(0.73)	(0.98)	(0.91)	(1.10)

Redemption Fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Period	$11.52	$12.12	$11.78	$12.03	$13.33

Total Return (a)	3.61%	9.71%	6.48%	(3.03)%	9.15%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$35,200	$39,745	$39,071	$46,350	$64,353
Ratio of Gross Expenses to Average Net Assets	1.17%	1.32%	1.28%	1.29%	1.27%
Ratio of Net Expenses to Average Net Assets (b)	1.10%	1.10%	1.10%	1.29%	1.27%
Ratio of Net Investment Income to Average Net Assets	3.08%	3.31%	3.77%	3.67%	3.96%
Portfolio Turnover Rate	2%	20%	19%	16%	0%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)	The ratio of net expenses to average net assets would be unchanged if any interest expense incurred during the above periods were excluded.
(c)	Amount represents less than $0.005 per share
(d)	Annualized
(e)	Not annualized
*	Inception date of Class R1 Shares

See Notes to Financial Statements

	Class R1 Shares

					For the
					Period
					May 1, 2004*
	Year Ended December 31,				through
					December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$12.11	$11.77	$12.02	$13.33	$11.82

Income (Loss) From Investment Operations:
Net Investment Income	0.41	0.40	0.52	0.76	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.03	0.67	0.21	(1.16)	1.33

Total from Investment Operations	0.44	1.07	0.73	(0.40)	1.51

Less:
Dividends from Net Investment Income	(1.03)	(0.73)	(0.98)	(0.91)	—

Total Dividends	(1.03)	(0.73)	(0.98)	(0.91)	—

Redemption Fees	— (c)	— (c)	— (c)	— (c)	—	(c)

Net Asset Value, End of Period	$11.52	$12.11	$11.77	$12.02	$13.33

Total Return (a)	3.70%	9.73%	6.48%	(3.11)%	12.77	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$14,472	$14,533	$12,238	$10,889	$8,492
Ratio of Gross Expenses to Average Net Assets	1.21%	1.38%	1.35%	1.38%	1.59	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.10%	1.10%	1.10%	1.38%	1.33	%(d)
Ratio of Net Investment Income to Average Net Assets	3.08%	3.31%	3.75%	3.63%	3.89	%(d)
Portfolio Turnover Rate	2%	20%	19%	16%	0%

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2008

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund, and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Money Market Fund investments are valued at net asset value. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

Adoption of Statement of Financial Accounting Standards No. 157 Fair Value Measurements (FAS 157) — In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted FAS 157 as of January 1, 2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund’s investments as of December 31, 2008 is as follows:

Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Market Value of Investments

$1,052,033	$48,370,103	None	$49,422,136

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from

NOTES TO FINANCIAL STATEMENTS
(continued)

fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E.

Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. For the period May 1, 2007 through April 30, 2009, the Adviser has agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.10% of average daily net assets, for both Initial Class Shares and Class R1 Shares. For the year ended December 31, 2008, the Adviser waived management fees in the amount of $45,037. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the year ended December 31, 2008, the cost of purchases and proceeds from sales of investments—other than U.S. government securities and short-term obligations aggregated $998,320 and $2,088,125, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2008 was $41,111,002 and net unrealized appreciation aggregated $8,311,134 of which $9,325,970 related to appreciated securities and $1,014,836 related to depreciated securities.

At December 31, 2008, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$1,741,593
Accumulated capital losses	(3,283,336)
Post-October losses	(17,069)
Other temporary difference	(4,345)
Unrealized appreciation	8,290,678

Total	$6,727,521

In accordance with Federal income tax regulations, the Fund elected to defer $17,069 of realized foreign currency losses arising after October 31, 2008. Such losses are treated for tax purposes as arising on January 1, 2009.

The tax character of dividends paid to shareholders during the years ended December 31, 2008 and December 31, 2007 consisted of ordinary income of $4,628,895 and $3,113,035, respectively.

At December 31, 2008, the Fund had a capital loss carryforward of $3,283,336 of which $2,541,134 expires December 31, 2009; and $742,202 expires December 31, 2010. During the year ended December 31, 2008, the Fund utilized $95,197 of capital loss carryovers. The remainder of the capital loss carryover that expired as of December 31, 2008 amounting to $70,934 was reclassified to aggregate paid in capital.

During 2008, as a result of permanent book to tax differences, the Fund increased undistributed net investment income by $16,289, decreased accumulated realized losses by $54,645 and decreased aggregate paid in capital by $70,934. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions and the expiration of capital loss carryovers.

The Financial Accounting Standards Board Interpretation No. 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2008). The Fund evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 6—Concentration of Risk—The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

At December 31, 2008, the aggregate shareholder accounts of two insurance companies own approximately 78% and 17% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2008, the Fund had no outstanding forward foreign currency contracts.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2008 the Fund’s custodian fees were reduced by $19. The Fund could have invested its cash balance elsewhere if it had not agreed to a reduction in fees under the expense offset agreement with its custodian.

Note 10—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2008, there were no borrowings by the Fund under this Facility.

Note 11—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Fund will continue to receive any interest or amounts equivalent thereto, on the securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. At December 31, 2008, no securities were out on loan.

Note 12—Subsequent Event—A dividend of $0.411 per share from net investment income was paid on January 30, 2009 to shareholders of record as of January 29, 2009 with a reinvestment date of January 30, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Van Eck Worldwide Insurance Trust and the Shareholders of Worldwide Bond Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Bond Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Bond Fund at December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 19, 2009

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address[1] and Age	Position(s) Held with Fund Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex[3]

Independent Trustees:

Jon Lukomnik 52‡¶	Trustee since March 2006	Managing Partner, Sinclair Capital LLC; Consultant to various asset management companies; Program Director, IRRC Institute.	8	Sears Canada, Inc.

Jane DiRenzo Pigott 51‡¶	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	8	Director and Chair of Audit Committee of 3E Company.

Wayne H. Shaner 61‡¶	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Investment Adviser, Torray LLC, January 2008 to June 2008; Public Member Investment Committee, Maryland State Retirement System since 1991; Vice President, Investments, Lockheed Martin Corporation (formerly Martin Marietta Corporation), 1976-September 2003.	8	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 55‡¶	Vice Chairman, Trustee since June 2004	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	36	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 49‡¶	Chairman, Trustee since 1994	President and CEO, SmartBrief.com	36	None.

Robert L. Stelzl 63‡¶	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; Principal, Colony Capital, Inc., 1990 to 2003.	8	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address[1] and Age	Position(s) Held with Fund	Length of Time Served[2]	Principal Occupation(s) During The Past Five Years

Officers:

Russell G. Brennan 43	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer of the Adviser (Since 2008); Manager (Portfolio Administration), Van Eck Associates Corporation (“VEAC”) (September 2005-October 2008); Vice President, Robeco Investment Management (July 1990-September 2005).

Charles T. Cameron 48	Vice President	Since 1996	Director of Trading and Portfolio Manager for the Adviser; Officer of other investment companies advised by the Adviser.

Keith J. Carlson 52	Chief Executive Officer and President	Since 2004

President of the Adviser and Van Eck Securities Corporation (“VESC”); Private Investor (June 2003-January 2004); Independent Consultant, Waddell & Reed, Inc. (December 2002-May 2003); Officer of other investment companies advised by the Adviser.

Susan C. Lashley 53	Vice President	Since 1988	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch 52	Chief Compliance Officer	Since 2006

Chief Compliance Officer of the Adviser and Van Eck Absolute Return Advisers Corporation (“VEARA”) (Since January 2007); Vice President of the Adviser and VEARA; Treasurer and Officer of other investment companies advised by the Adviser (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005).

Laura I. Martínez 28	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President and Associate General Counsel of the Adviser (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005).

Joseph J. McBrien 60	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Officer’s Name, Address[1] and Age	Position(s) Held with Fund	Length of Time Served[2]	Principal Occupation(s) During The Past Five Years

Alfred J. Ratcliffe 61	Vice President and Treasurer	Since 2006

Vice President of the Adviser (Since 2006); Vice President and Director of Mutual Fund Accounting and Administration, PFPC (March 2000- November 2006); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon 34	Vice President and Assistant Secretary	Since 2006

Vice President and Associate General Counsel of the Adviser (Since 2006); Vice President and Assistant Secretary of VEARA and VESC (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith 53	Senior Vice President and Chief Financial Officer	Since 1985

Senior Vice President and Chief Financial Officer of the Adviser; Senior Vice President, Chief Financial Officer, Treasurer and Controller of VESC and VEARA; Officer of other investment companies advised by the Adviser.

Derek S. van Eck[4] 44	Executive Vice President	Since 2004	Director and Executive Vice President of the Adviser, VESC and VEARA; Director of Greylock Capital Associates LLC; Officer of other investment companies advised by the Adviser.

Jan F. van Eck[4] 45	Executive Vice President	Since 2005

Director and Executive Vice President of the Adviser; Director, Executive Vice President and Chief Compliance Officer of VESC; Director and President of VEARA; Director of Greylock Capital Associates LLC; Trustee of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

1	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected yearly by the Trustees.

3	The Fund Complex consists of Van Eck Funds, Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
4	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Investment Adviser: Van Eck Associates Corporation

Distributor: Van Eck Securities Corporation | 335 Madison Avenue | New York, NY 10017 | www.vaneck.com

Account Assistance: 1.800.544.4653

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to
     Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal  accountant for the Worldwide  Insurance Trust, billed audit fees of $171,000 for 2008 and $168,000 for 2007.

b)   Audit-Related Fees

     None.

c)   Tax Fees

     Ernst & Young billed tax fees of $21,000 for 2008 and $23,111 for 2007.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Bond Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Bond Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date  March 5, 2009
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        --------------------------
Date  March 5, 2009
      -------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  March 5, 2009
      -------------